Exhibit 99.1

Windstream to acquire NuVox

•	Advances strategy to grow broadband and business revenues, which will represent more than half of total revenue after the transaction closes
•	Drives free cash flow accretion in first full year through $30 million in annual expense and capital savings and lowers dividend payout ratio
•	Adds approximately 90,000 business customers in complementary markets in 16 states across the Southeast and Midwest

Release date: Nov. 3, 2009

LITTLE ROCK, Ark. – Windstream Corporation (NYSE: WIN) announced today that it has entered into a definitive agreement to acquire NuVox, Inc., a privately held competitive local exchange carrier based in Greenville, S.C., in a transaction valued at approximately $643 million.

Windstream expects to issue approximately 18.7 million fixed shares of stock valued at $183 million, based on Windstream’s closing stock price on Nov. 2, 2009, and pay approximately $280 million in cash as part of the transaction. Windstream also will assume estimated net debt of approximately $180 million. Windstream intends to finance the acquisition with existing cash and current capacity on its revolving credit agreement.

“This transaction significantly advances our strategy to grow broadband and business revenues, which is important given the growth prospects in these areas,” said Jeff Gardner, president and CEO of Windstream. “NuVox has a strong performance record of growing revenues and improving margins and offers the potential for continued business growth. The transaction will be accretive to Windstream’s free cash flow in the first full year and lowers our dividend payout ratio, which is a key element of our acquisition philosophy.”

“At NuVox, we are excited about the opportunity to combine our products, operating platforms, and sales distribution for the business enterprise market with Windstream’s strong market presence, superb record of performance, and substantial financial strength,” said Jim Akerhielm, CEO for NuVox. “This transaction is clearly the optimal path forward for our customers, our employees, and our shareholders.”

Broadband and business revenues will represent more than half of Windstream’s total revenue after the transaction closes. Additionally, NuVox’s complementary footprint allows Windstream to strengthen its presence across the Southeast and Midwest, providing expanded reach to focus on small and medium business growth opportunities.

Windstream estimates the transaction will be accretive to free cash flow after expected annual synergies of approximately $30 million in operating expenses and capital expenditure savings.

The boards of both companies have approved the transaction, which is expected to close in the first half of 2010, subject to certain conditions, including necessary approvals from federal and state regulators.

NuVox is a leading regional competitive local exchange carrier with 48 locations in 16 contiguous Southeastern and Midwestern states. The company offers advanced IP-based voice and data services to approximately 90,000 business customers. The company has approximately 1,700 employees, including about 700 in Greenville. Windstream expects to maintain a significant employment presence in Greenville to manage sales and service for the company’s combined competitive local exchange properties after the transaction closes.

NuVox generated $561 million in revenue and $115 million in operating income before depreciation and amortization (OIBDA) adjusted to remove the impact of merger, integration and other non-recurring items in the twelve months ended June 30, 2009.

Additional Information

Oppenheimer & Co. Inc. is acting as lead financial adviser and Kutak Rock LLP as legal adviser to Windstream on the transaction. Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC are acting as financial advisers and Cravath, Swaine & Moore LLP as legal advisers to NuVox.

Non-GAAP Financial Measures

This press release references the non-GAAP financial measure OIBDA for the twelve months ended June 30, 2009. A reconciliation of OIBDA to the most directly comparable GAAP measure is presented below:

Operating income under GAAP:	$28 million
Merger, integration and other non-recurring charges	$7 million
Depreciation and amortization:	+ $80 million

OIBDA:	$115 million

Cautionary Statement Regarding Forward-Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that

Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of NuVox operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2008 and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed merger of NuVox and Windstream. In connection with the proposed merger, Windstream will file a Registration Statement on Form S-4 with the SEC that will contain an information statement/prospectus. NuVox investors and security holders are advised to read the information statement/prospectus and any other relevant documents filed with the SEC when they become available because those documents will contain important information about NuVox, Windstream and the proposed merger. The final information statement/prospectus will be mailed to stockholders of NuVox. Investors and security holders may obtain a free copy of the information statement/prospectus when it becomes available at the SEC’s web site at www.sec.gov. Free copies of the information statement/prospectus, when it becomes available, may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, AR 72212 or by calling (866) 320-7922, or from NuVox upon written request to NuVox, Two North Main Street, Greenville, SC 29601 or by calling (864) 672-5000 or (877) 466-8869. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Windstream

Windstream Corporation is an S&P 500 company that provides phone, high-speed Internet and high-definition digital TV services to customers in 16 states. The company also offers a wide range of IP-based voice and data services and advanced phone systems and equipment to businesses and government agencies. The company has approximately 3 million access lines and about $3.1 billion in annual revenues. Windstream is ranked 4th in the 2009 BusinessWeek 50 ranking of the best performing U.S. companies. For more information about Windstream, visit www.windstream.com.

About NuVox

NuVox delivers customized managed communications services, information technology, data, security, and voice solutions designed specifically for business customers. NuVox serves approximately 90,000 customers in the Southeast and Midwest, and provides select services throughout the United States. NuVox delivers services via its industry-leading MPLS-based wide area private IP network. NuVox has been certified by Cisco and is a member of the Cisco Powered Program for VoxNETSM, the company’s MPLS wide-area networking solution. In addition to retail solutions, NuVox also provides services to government and wholesale customers. For more information, visit www.nuvox.com.

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Windstream

Media Relations Contact:

David Avery, 501-748-5876

david.avery@windstream.com

Investor Relations Contact:

Mary Michaels, 501-748-7578

mary.michaels@windstream.com

NuVox

Media Relations Contact:

Susanne Hite, 864-672-5097

hite@nuvox.com

NuVox Locations:

Alabama	Illinois	North Carolina
Birmingham	East St. Louis	Asheville
Mobile		Charlotte*
	Indiana	Greensboro*
Arkansas	Indianapolis	Raleigh*
Little Rock*		Wilmington
Kansas
Florida	Kansas City	Ohio
Daytona Beach	Wichita	Akron
Destin		Canton
Fort Lauderdale	Kentucky	Cincinnati
Fort Myers	Lexington*	Columbus
Jacksonville	Louisville	Dayton
Miami
Orlando	Louisiana	Oklahoma
Sarasota	Baton Rouge	Oklahoma City
Tampa	Lafayette	Tulsa
West Palm Beach	New Orleans
Winter Haven		South Carolina
	Mississippi	Charleston
Georgia	Biloxi	Columbia
Atlanta	Jackson	Greenville
Augusta
Savannah	Missouri	Tennessee
	Kansas City	Knoxville
	Springfield	Memphis
	St. Louis	Nashville

*Windstream/NuVox shared markets